UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):
                                DECEMBER 16, 2004


                       FIRST MID-ILLINOIS BANCSHARES, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State of Other Jurisdiction of Incorporation)

             0-13368                                    37-1103704
    (Commission File Number)                 (IRS Employer Identification No.)


                    1515 CHARLESTON AVENUE, MATTOON, IL 61938
           (Address Including Zip Code of Principal Executive Offices)

                                 (217) 234-7454
              (Registrant's Telephone Number, including Area Code)










Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written  communications  pursuant  to Rule 425 under the  Securities  Act
     (17CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 14, 2004, First Mid-Illinois Bancshares, Inc. ("the Company") entered into an Executive Employment Agreement, effective January 1, 2005 and continuing for three years, until December 31, 2007, with William S. Rowland under which Mr. Rowland agrees to continue to serve as President and Chief Executive Officer of the Company (the "Rowland Agreement"). Under the Rowland Agreement, Mr. Rowland will receive an annual base salary of $214,000 and will continue to participate in the Company's Incentive Compensation Plan, Deferred Compensation Plan, Supplemental Executive Retirement Plan, and 1997 Stock Incentive Plan. The Rowland Agreement also provides Mr. Rowland with severance benefits in the event of the termination of his employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions.

On December 14, 2004, the Company also entered into an Employment Agreement, effective January 1, 2005 and continuing for three years, until December 31, 2007, with Kelly A. Downs under which Ms. Downs agrees to continue to serve as Vice President and Manager of Human Resources (the "Downs Agreement"). Under the Downs Agreement, Ms. Downs will receive an annual base salary of $53,300 and will continue to participate in the Company's Incentive Compensation Plan and Deferred Compensation Plan. The Agreement also provides Ms. Downs with severance benefits in the event of the termination of her employment under certain circumstances and contains certain confidentiality and non-competition and non-solicitation provisions.

The Rowland  Agreement  and the Downs  Agreement  are filed as Exhibit  10.1 and
Exhibit 10.2, respectively, and are incorporated by reference herein.



Item 9.01.   Financial Statements and Exhibits.

(a)      None required
(b)      None required
(c)      Exhibits

         Exhibit  10.1  -  Employment   Agreement  between  First  Mid-Illinois
          Bancshares, Inc. and William S. Rowland effective January 1, 2005.

         Exhibit  10.2  -  Employment   Agreement  between  First  Mid-Illinois
          Bancshares, Inc. and Kelly A. Downs effective January 1, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.





                                     FIRST MID-ILLINOIS BANCSHARES, INC.



Date:  December 16, 2004              /s/ Michael L. Taylor
                                      Michael L. Taylor
                                      Vice President and Chief Financial Officer

                                INDEX TO EXHIBITS



Exhibit                            Number                            Description
--------------------------------------------------------------------------------
10.1 Employment Agreement between First Mid-Illinois Bancshares, Inc. and William S. Rowland

10.2 Employment Agreement between First Mid-Illinois Bancshares, Inc. and Kelly A. Downs

                                                                    Exhibit 10.1


                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is made and entered into this 14th day of December, 2004, by and between First Mid-Illinois Bancshares, Inc. ("the Company"), a corporation with its principal place of business located in Mattoon, Illinois, and William S. Rowland ("Executive").

In consideration of the promises and mutual covenants and agreements contained herein, the parties hereto acknowledge and agree as follows:

                                   ARTICLE ONE
                          TERM AND NATURE OF AGREEMENT

1.01 Term of Agreement. The term of this Agreement shall commence as of January 1, 2005 and shall continue for three years, until December 31, 2007. Thereafter, unless Executive's employment with the Company has been previously terminated, Executive shall continue his employment with the Company on an at will basis and, except as provided in Articles Five, Six and Seven, this Agreement shall terminate unless extended by mutual written agreement.

1.02 Employment as President and CEO. The Company agrees to continue to employ Executive as its President and Chief Executive Officer commencing January 1, 2005 and Executive accepts such employment by the Company on the terms and conditions herein set forth. The duties of Executive shall be determined by the Company's Board of Directors and Executive shall adhere to the policies and procedures of the Company and shall follow the supervision and direction of the Board in the performance of such duties. During the term of his employment, Executive agrees to devote his full working time, attention and energies to the diligent and satisfactory performance of his duties hereunder.

Executive shall not, while he is employed by the Company, engage in any activity which would (a) interfere with, or have an adverse effect on, the reputation, goodwill or any business relationship of the Company or any of its subsidiaries;
(b) result in economic harm to the Company or any of its subsidiaries; or (c) result in a breach of Section Six of the Agreement.

1.03 Service as Chairman. The Company shall use its best efforts to continue Executive's position as Chairman of the Board of Directors of the Company during the term of his employment, to which position he was elected effective as of June 1, 1999.

                                   ARTICLE TWO
                            COMPENSATION AND BENEFITS

While Executive is employed with the Company during the term of this Agreement, the Company shall provide Executive with the following compensation and benefits:

2.01 Base Salary. The Company shall pay Executive an annual base salary of $214,000 per fiscal year, payable in accordance with the Company's customary payroll practices for executive employees. The Board may review and adjust Executive's base salary from year to year; provided, however, that during the term of Executive's employment, the Company shall not decrease Executive's base salary.

2.02 Incentive Compensation Plan. Executive shall continue to participate in the First Mid-Illinois Bancshares, Inc. Incentive Compensation Plan in accordance with the terms and conditions of such Plan. Pursuant to the Plan, Executive shall have an opportunity to receive incentive compensation of up to a maximum of 50% of Executive's annual base salary. The incentive compensation payable for a particular fiscal year will be based upon the attainment of the performance goals in effect under the Plan for such year and will be paid in accordance with the terms of the Plan and at the sole discretion of the Board.

2.03 Deferred Compensation Plan. Executive may continue to participate in the First Mid-Illinois Bancshares, Inc. Deferred Compensation Plan in accordance with the terms and conditions of such Plan as in effect from time to time.

2.04 Supplemental Executive Retirement Plan. Executive shall continue to participate in the First Mid-Illinois Bancshares, Inc. Supplemental Executive Retirement Plan, including the Participation Agreement dated as of August 20, 1991, in accordance with the terms and conditions of such Plan and Participation Agreement as in effect from time to time; provided, however, that the retirement benefit payable under the Plan upon Executive's retirement shall be $50,000 per year with unreduced benefits commencing at age 63.

2.05 Stock Option Plan. Executive may continue to participate in the First Mid-Illinois Bancshares, Inc. 1997 Stock Incentive Plan.

2.06 Vacation. Executive shall be entitled to four (4) weeks of paid vacation each year during the term of this Agreement.

2.07 Fringe Benefits. The Company shall provide the following additional fringe benefits to Executive:

     (a) Use of a Company-owned or leased vehicle for professional and personal use.

     (b) An amount equal to the annual dues for a Class "H" membership at the Mattoon Golf and Country Club.

     (c) Use of a cellular phone for work-related calls and calls associated with Internet connection for Executive's home.

2.08 Other Benefits. Executive shall be eligible (to the extent he qualifies) to participate in any other retirement, health, accident and disability insurance, or similar employee benefit plans as may be maintained from time to time by the Company for its other executives or employees subject to and on a consistent basis with the terms, conditions and overall administration of such plans.

2.09 Business Expenses. Executive shall be entitled to reimbursement by the Company for all reasonable expenses actually and necessarily incurred by him on its behalf in the course of his employment hereunder and in accordance with expense reimbursement plans and policies of the Company from time to time in effect for executive employees.

2.10 Withholding. All salary, incentive compensation and other benefits provided to Executive pursuant to this Agreement shall be subject to withholding for federal, state or local taxes, amounts withheld under applicable employee benefit plans, policies or programs, and any other amounts that may be required to be withheld by law, judicial order or otherwise or by agreement with, or consent of, Executive.

                                  ARTICLE THREE
                               DEATH OF EXECUTIVE

This Agreement shall terminate prior to the end of the term described in Section
1.01 upon Executive's termination of employment with the Company due to his death. Upon Executive's termination due to death, the Company shall pay Executive's estate the amount of Executive's base salary and his accrued but unused vacation time earned through the date of such death and any incentive compensation earned for the preceding fiscal year that is not yet paid as of the date of such death.

                                  ARTICLE FOUR
                            TERMINATION OF EMPLOYMENT

Executive's employment with the Company may be terminated by Executive or by the Company at any time for any reason. Upon Executive's termination of employment prior to the end of the term of the Agreement, the Company shall pay Executive as follows:

4.01 Termination by the Company for Other than Cause. If the Company terminates Executive's employment for any reason other than Cause, the Company shall pay Executive the following:

     (a) An amount equal to Executive's monthly base salary in effect at the time of such termination of employment for a period of twelve (12) months thereafter. Such amount shall be paid to Executive periodically in accordance with the Company's customary payroll practices for executive employees; provided, however, that the Company may delay payment of such amount to the extent required by law.

     (b) The base salary and accrued but unused paid vacation time earned through the date of termination and any incentive compensation earned for the proceeding fiscal year that is not yet paid.

     (c) Continued coverage for executive and/or Executive's family under the Company's health plan pursuant to Title I, Part 6 of the Employee Retirement Income Security Act of 1974 ("COBRA") and for such purpose the date of Executive's termination of employment shall be considered the date of the "qualifying event" as such term is defined by COBRA. During the twelve month period beginning on the date of such termination, the Executive shall be charged for such coverage in the amount that he would have paid for such coverage had he remained employed by the Company, and for the duration of the COBRA period, the Executive shall be charged for such coverage in accordance with the provisions of COBRA.

For purposes of this Agreement, "Cause" shall mean Executive's (i) conviction in a court of law of (or entering a plea of guilty or no contest to) any crime or offense involving fraud, dishonesty or breach of trust or involving a felony;
(ii) performance of any act which, if known to the customers, clients, stockholders or regulators of the Company, would materially and adversely impact the business of the Company; (iii) act or omission that causes a regulatory body with jurisdiction over the Company to demand, request, or recommend that Executive be suspended or removed from any position in which Executive serves with the Company; (iv) substantial nonperformance of any of his obligations under this Agreement; (v) misappropriation of or intentional material damage to the property or business of the Company or any affiliate; or (vi) breach of Article Five or Six of this Agreement.

4.02 Termination Following a Change in Control. Notwithstanding Section 4.01, if, following a Change in Control (as defined in the First Mid-Illinois
Bancshares, Inc. 1997 Stock Incentive Plan), Executive's employment is terminated by the Company (or any successor thereto) for any reason other than Cause, or if Executive terminates his employment because of a decrease in his then current base salary or a substantial diminution in his position and responsibilities, the Company (or any successor thereto) shall pay Executive the following:

     (a) Two times Executive's annual base salary in effect at the time of such termination. Such amount shall be paid periodically in accordance with the Company's or successor's customary payroll practices for executive employees.

     (b) An amount equal to the incentive compensation earned by or paid to Executive for the fiscal year immediately preceding the year in which Executive's termination of employment occurs. Such amount shall be paid to Executive in a lump sum as soon as practicable after the date of his termination.

     (c) The base salary and accrued but unused paid vacation time earned through the date of termination and any incentive compensation earned for the preceding fiscal year that is not yet paid.

     (d) Continued coverage for Executive and/or Executive's family under the Company's health plan pursuant to Title I, Part 6 of the Employee Retirement Income Security Act of 1974 ("COBRA") and for such purpose the date of Executive's termination of employment shall be considered the date of the "qualifying event" as such term is defined by COBRA. During the twelve month period beginning on the date of such termination, the Executive shall be charged for such coverage in the amount that he would have paid for such coverage had he remained employed by the Company, and for the duration of the COBRA period, the Executive shall be charged for such coverage in accordance with the provisions of COBRA.

Not withstanding the foregoing, the Company may delay payment of the benefits described in this Section 4.02 to the extent required by law.

4.03 Other Termination of Employment. If the Company terminates Executive's employment for Cause, or if Executive terminates his employment for any reason other than as described in Section 4.02 above, the Company shall pay Executive the base salary and accrued but unused paid vacation time earned through the date of such termination and any incentive compensation earned for the preceding fiscal year that is not yet paid.

                                  ARTICLE FIVE
                            CONFIDENTIAL INFORMATION

5.01  Non-Disclosure  of  Confidential  Information.  During his employment with
Company, and after his termination of such employment with the Company, Executive shall not, in any form or manner, directly or indirectly, use, divulge, disclose or communicate to any person, entity, firm, corporation or any other third party, any Confidential Information, except as required in the performance of Executive's duties hereunder, as required by law or as necessary in conjunction with legal proceedings.

5.02 Definition of Confidential Information. For the purposes of this Agreement, the term "Confidential Information" shall mean any and all information either developed by Executive during his employment with the Company and used by the Company or its affiliates or developed by or for the Company or its affiliates of which Executive gained knowledge by reason of his employment with the Company that is not readily available in or known to the general public or the industry in which the Company or any affiliate is or becomes engaged. Such Confidential Information shall include, but shall not be limited to, any technical or non-technical data, formulae, compilations, programs, devices, methods, techniques, procedures, manuals, financial data, business plans, lists of actual or potential customers, lists of employees and any information regarding the Company's or any affiliate's products, marketing or database. The Company and Executive acknowledge and agree that such Confidential Information is extremely valuable to the Company and may constitute trade secret information under applicable law. In the event that any part of the Confidential Information becomes generally known to the public through legitimate origins (other than by the breach of this Agreement by Executive or by other misappropriation of the Confidential Information), that part of the Confidential Information shall no longer be deemed Confidential Information for the purposes of this Agreement, but Executive shall continue to be bound by the terms of this Agreement as to all other Confidential Information.

5.03 Delivery upon Termination. Upon termination of Executive's employment with the Company for any reason, Executive shall promptly deliver to the Company all correspondence, files, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, and any other documents or data concerning the Company's or any affiliate's customers, database, business plan, marketing strategies, processes or other materials which contain Confidential Information, together with all other property of the Company or any affiliate in Executive's possession, custody or control.

                                   ARTICLE SIX
                   NON-COMPETE AND NON-SOLICITATION COVENANTS

6.01 Covenant Not to Compete. During the term of this Agreement and for a period of two years following the later of (i) the termination of Executive's employment for any reason or (ii) the last day of the term of the Agreement, Executive shall not, on behalf of himself or on behalf of another person, corporation, partnership, trust or other entity, within any county in which the Company or any affiliate conducts business.

     (a) Directly or indirectly own, manage, operate, control, participate in the ownership, management, operation or control of, be connected with or have any financial interest in, or serve as an officer, employee, advisor, consultant, agent or otherwise to any person, firm, partnership, corporation, trust or other entity which owns or operates a business similar to that of the Company or its affiliates.

     (b) Solicit for sale, represent, and/or sell Competing Products to any person or entity who or which was the Company's customer or client during the last two years of Executive's employment. "Competing Products," for purposes of this Agreement, means products or services which are similar to, compete with, or can be used for the same purposes as products or services sold or offered for sale by the Company or any affiliate or which were in development by the Company or any affiliate within the last two years of Executive's employment.

6.02 Covenant Not to Solicit.  For a period of two years  following the later of
(i) the termination of Executive's employment for any reason or (ii) the last day of the term of this Agreement, Executive shall not:

     (a) Attempt in any manner to solicit from any client or customer business of the type performed by the Company or any affiliate or persuade any client or customer of the Company or any affiliate to cease to do such business or to reduce the amount of such business which any such client or customer has customarily done or contemplates doing with the Company or any affiliate, whether or not the relationship between the Company or affiliate and such client or customer was originally established in whole or in part through Executive's efforts.

     (b) Render any services of the type rendered by the Company or any affiliate for any client or customer of the Company.

     (c) Solicit or encourage, or assist any other person to solicit or encourage, any employees, agents or representatives of the Company or an affiliate to terminate or alter their relationship with the Company or any affiliate.

     (d) Do not cause to be done, directly or indirectly, any acts which may impair the relationship between the Company or any affiliate with their respective clients, customers or employees.

                                  ARTICLE SEVEN
                                    REMEDIES

Executive acknowledges that compliance with the provisions of Articles Five and Six herein is necessary to protect the business, goodwill and proprietary information of the Company and that a breach of these covenants will irreparably and continually damage the Company for which money damages may be inadequate. Consequently, Executive agrees that, in the event that he breaches or threatens to breach any of these provisions, the Company shall be entitled to both (a) a temporary, preliminary or permanent injunction in order to prevent the continuation of such harm; and (b) money damages insofar as they can be determined. In addition, the Company will cease payment of all compensation and benefits under Articles Three and Four hereof. In the event that any of the provisions, covenants, warranties or agreements in this Agreement are held to be in any respect an unreasonable restriction upon the Executive or are otherwise invalid, for whatsoever cause, then the court so holding shall reduce, and is so authorized to reduce, the territory to which it pertains and/or the period of time in which it operates, or the scope of activity to which it pertains or effect any other change to the extent necessary to render any of the restrictions of this Agreement enforceable.

                                  ARTICLE EIGHT
                                  MISCELLANEOUS

8.01 Successors and Assignability.

     (a) No rights or obligations of the Company under this Agreement may be assigned or transferred except that the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     (b) No rights or obligations of Executive under this Agreement may be assigned or transferred by Executive other than his rights to payments or benefits hereunder which may be transferred only by will or the laws of descent and distribution.

8.02 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may not be modified except in writing by the parties hereto; provided, however, that any amendment or modification that the Company in its sole discretion deems necessary to comply with the American Jobs Creation Act, and regulations promulgated thereunder, shall not require the consent of Executive as long as such amendment or modification does not reduce the absolute dollar amount of benefits payable hereunder. The parties further specifically agree that all prior agreements, whether written or oral, relating to Executive's employment by the Company shall be of no further force or effect from and after the date hereof. The parties further agree that the provisions of Section 2.04 constitute an amendment to Executive's Participation Agreement dated as of August 20, 1991 under the First Mid-Illinois Bancshares, Inc. Supplemental Executive Retirement Plan.

8.03 Severability. If any phrase, clause or provision of this Agreement is deemed invalid or unenforceable, such phrase, clause or provision shall be deemed severed from this Agreement, but will not affect any other provisions of this Agreement, which shall otherwise remain in full force and effect. If any restriction or limitation in this Agreement is deemed to be unreasonable, onerous or unduly restrictive, it shall not be stricken in its entirety and held totally void and unenforceable, but shall be deemed rewritten and shall remain effective to the maximum extent permissible within reasonable bounds.

8.04 Controlling Law and Jurisdiction. This Agreement shall be governed by and interpreted and construed according to the laws of the State of Illinois. The parties hereby consent to the jurisdiction of the state and federal courts in the State of Illinois in the event that any disputes arise under this Agreement.

8.05 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given; (b) on the day after delivery to an overnight courier service; (c) on the day of transmission if sent via facsimile to the facsimile number given below; or (d) on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:


         If to Executive:         William S. Rowland
                                  1 Prairie Sun Lane
                                  Mattoon, IL  61938

         If to the Company:       First Mid-Illinois Bancshares, Inc.
                                  1515 Charleston Avenue
                                  Mattoon IL 61938
                                  Facsimile: 217-258-0485
                                  Attention: Chairman of Compensation Committee

Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  FIRST MID-ILLINOIS BANCSHARES, INC.

                                  By: /s/ Kenneth R. Diepholz
                                  Kenneth R. Diepholz

                                  Title: Chairman, Compensation Committee



                                  EXECUTIVE:

                                  /s/ William S. Rowland
                                  William S. Rowland
12/14/04

                                                                    Exhibit 10.2


                              EMPLOYMENT AGREEMENT

This Employment Agreement (the "Agreement") is made and entered into this 14th day of December, 2004, by and between First Mid-Illinois Bancshares, Inc. ("the Company"), a corporation with its principal place of business located in Mattoon, Illinois, and Kelly A. Downs ("Manager").

In consideration of the promises and mutual covenants and agreements contained herein, the parties hereto acknowledge and agree as follows:

                                   ARTICLE ONE
                          TERM AND NATURE OF AGREEMENT

1.01 Term of Agreement. The term of this Agreement shall commence as of January 1, 2005 and shall continue until December 31, 2007. Thereafter, unless Manager's employment with the Company has been previously terminated, Manager shall continue her employment with the Company on an at will basis and, except as provided in Articles Five, Six and Seven, this Agreement shall terminate unless extended by mutual written agreement.

1.02 Employment. The Company agrees to employ Manager and Manager accepts such employment by the Company on the terms and conditions herein set forth. The duties of Manager shall be determined by the Company's Chief Executive Officer and shall adhere to the policies and procedures of the Company and shall follow the supervision and direction of the Chief Executive Officer or his designee in the performance of such duties. During the term of her employment, Manager agrees to devote her full working time, attention and energies to the diligent and satisfactory performance of her duties hereunder. Manager shall not, while she is employed by the Company, engage in any activity which would (a) interfere with, or have an adverse effect on, the reputation, goodwill or any business relationship of the Company or any of its subsidiaries; (b) result in economic harm to the Company or any of its subsidiaries; or (c) result in a breach of Section Six of the Agreement.

                                   ARTICLE TWO
                            COMPENSATION AND BENEFITS

While Manager is employed with the Company during the term of this Agreement, the Company shall provide Manager with the following compensation and benefits:

2.01 Base Salary. The Company shall pay Manager an annual base salary of $53,300.00 per fiscal year, payable in accordance with the Company's customary payroll practices for management employees. The Chief Executive Officer or his designee may review and adjust Manager's base salary from year to year; provided, however, that during the term of Manager's employment, the Company shall not decrease Manager's base salary.

2.02 Incentive Compensation Plan. Manager shall continue to participate in the First Mid-Illinois Bancshares, Inc. Incentive Compensation Plan in accordance with the terms and conditions of such Plan. Pursuant to the Plan, Manager shall have an opportunity to receive incentive compensation of up to a maximum of 20% of Manager's annual base salary. The incentive compensation payable for a particular fiscal year will be based upon the attainment of the performance goals in effect under the Plan for such year and will be paid in accordance with the terms of the Plan and at the sole discretion of the Board.

2.03 Deferred Compensation Plan. Manager may continue to participate in the First Mid-Illinois Bancshares, Inc. Deferred Compensation Plan in accordance with the terms and conditions of such Plan as in effect from time to time.

2.04 Vacation. Manager shall be entitled to three (3) of paid vacation each year during 2005. Manager shall be entitled to four (4) weeks of paid vacation during 2006 and 2007.

2.05 Other Benefits. Manager shall be eligible (to the extent she qualifies) to participate in any other retirement, health, accident and disability insurance, or similar employee benefit plans as may be maintained from time to time by the Company for its other management employees subject to and on a consistent basis with the terms, conditions and overall administration of such plans.

2.06 Business Expenses. Manager shall be entitled to reimbursement by the Company for all reasonable expenses actually and necessarily incurred by her on its behalf in the course of her employment hereunder and in accordance with expense reimbursement plans and policies of the Company from time to time in effect for management employees.

2.07 Withholding. All salary, incentive compensation and other benefits provided to Manager pursuant to this Agreement shall be subject to withholding for federal, state or local taxes, amounts withheld under applicable employee benefit plans, policies or programs, and any other amounts that may be required to be withheld by law, judicial order or otherwise or by agreement with, or consent of, Manager.

                                  ARTICLE THREE
                                DEATH OF MANAGER

This Agreement shall terminate prior to the end of the term described in Section
1.01 upon Manager's termination of employment with the Company due to her death. Upon Manager's termination due to death, the Company shall pay Manager's estate the amount of Manager's base salary plus her accrued but unused vacation time earned through the date of such death and any incentive compensation earned for the preceding fiscal year that is not yet paid as of the date of such death.

                                  ARTICLE FOUR
                            TERMINATION OF EMPLOYMENT

Manager's employment with the Company may be terminated by Manager or by the Company at any time for any reason. Upon Manager's termination of employment prior to the end of the term of the Agreement, the Company shall pay Manager as follows:

4.01 Termination by the Company for Other than Cause. If the Company terminates Manager's employment for any reason other than Cause, the Company shall pay Manager the following:

     (a) An amount equal to Manager's monthly base salary in effect at the time of such termination of employment for a period of twelve (12) months thereafter. Such amount shall be paid to Manager periodically in accordance with the Company's customary payroll practices for management employees; provided, however, that that Company may delay payment of such amount to the extent required by law.

     (b) The base salary and accrued but unused paid vacation time earned through the date of termination and any incentive compensation earned for the preceding fiscal year that is not yet paid.

     (c) Continued coverage for Manager and/or Manager's family under the Company's health plan pursuant to Title I, Part 6 of the Employee Retirement Income Security Act of 1974 ("COBRA") and for such purpose the date of Manager's termination of employment shall be considered the date of the "qualifying event" as such term is defined by COBRA. During the period beginning on the date of such termination and ending at the end of the period described in Section 4.01(a), Manager shall be charged for such coverage in the amount that he would have paid for such coverage had she remained employed by the Company, and for the duration of the COBRA period, Manager shall be charged for such coverage in accordance with the provisions of COBRA.

For purposes of this Agreement, "Cause" shall mean Manager's (i) conviction in a court of law of (or entering a plea of guilty or no contest to) any crime or offense involving fraud, dishonesty or breach of trust or involving a felony;
(ii) performance of any act which, if known to the customers, clients, stockholders or regulators of the Company, would materially and adversely impact the business of the Company; (iii) act or omission that causes a regulatory body with jurisdiction over the Company to demand, request, or recommend that Manager be suspended or removed from any position in which Manager serves with the Company; (iv) substantial nonperformance of any of her obligations under this Agreement; (v) misappropriation of or intentional material damage to the property or business of the Company or any affiliate; or (vi) breach of Article Five or Six of this Agreement.

4.02 Termination Following a Change in Control. Notwithstanding Section 4.01, if, following a Change in Control, and prior to the end of the term of this Agreement, Manager's employment is terminated by the Company (or any successor thereto) for any reason other than Cause, or if Manager terminates her employment because of a decrease in her then current base salary or a substantial diminution in her position and responsibilities, the Company (or any successor thereto) shall pay Manager the following:

     (a) An amount equal to Manager's monthly base salary in effect at the time of such termination for a period of twelve (12) months thereafter. Such amount shall be paid in accordance with the Company's or successor's customary payroll practices for Manager employees.

     (b) The base salary and accrued but unused paid vacation time earned through the date of termination and any incentive compensation earned for the preceding fiscal year that is not yet paid.

     (c) Continued coverage for Manager and/or Manager's family under the Company's health plan pursuant to Title I, Part 6 of the Employee Retirement Income Security Act of 1974 ("COBRA") and for such purpose the date of Manager's termination of employment shall be considered the date of the "qualifying event" as such term is defined by COBRA. During the period beginning on the date of such termination and ending at the end of the period described in Section 4.02(a), Manager shall be charged for such coverage in the amount that she would have paid for such coverage had he remained employed by the Company, and for the duration of the COBRA period, Manager shall be charged for such coverage in accordance with the provisions of COBRA.

For purposes of this Agreement, "Change in Control" shall have the meaning as set forth in the First Mid-Illinois Bancshares, Inc. 1997 Stock Incentive Plan.

4.03 Other Termination of Employment. If, prior to the end of the term of this Agreement, the Company terminates Manager's employment for Cause, or if Manager terminates her employment for any reason other than as described in Section 4.02 above, the Company shall pay Manager the base salary and accrued but unused paid vacation time earned through the date of such termination and any incentive compensation earned for the preceding fiscal year that is not yet paid.

                                  ARTICLE FIVE
                            CONFIDENTIAL INFORMATION

5.01 Non-Disclosure of Confidential Information. During her employment with the Company, and after her termination of such employment with the Company, Manager shall not, in any form or manner, directly or indirectly, use, divulge, disclose or communicate to any person, entity, firm, corporation or any other third party, any Confidential Information, except as required in the performance of Manager's duties hereunder, as required by law or as necessary in conjunction with legal proceedings.

5.02 Definition of Confidential Information. For the purposes of this Agreement, the term "Confidential Information" shall mean any and all information either developed by Manager during her employment with the Company and used by the Company or its affiliates or developed by or for the Company or its affiliates of which Manager gained knowledge by reason of her employment with the Company that is not readily available in or known to the general public or the industry in which the Company or any affiliate is or becomes engaged. Such Confidential Information shall include, but shall not be limited to, any technical or non-technical data, formulae, compilations, programs, devices, methods, techniques, procedures, manuals, financial data, business plans, lists of actual or potential customers, lists of employees and any information regarding the Company's or any affiliate's products, marketing or database. The Company and Manager acknowledge and agree that such Confidential Information is extremely valuable to the Company and may constitute trade secret information under applicable law. In the event that any part of the Confidential Information becomes generally known to the public through legitimate origins (other than by the breach of this Agreement by Manager or by other misappropriation of the Confidential Information), that part of the Confidential Information shall no longer be deemed Confidential Information for the purposes of this Agreement, but Manager shall continue to be bound by the terms of this Agreement as to all other Confidential Information.

5.03 Delivery Upon Termination. Upon termination of Manager's employment with the Company for any reason, Manager shall promptly deliver to the Company all correspondence, files, manuals, letters, notes, notebooks, reports, programs, plans, proposals, financial documents, and any other documents or data concerning the Company's or any affiliate's customers, database, business plan, marketing strategies, processes or other materials which contain Confidential Information, together with all other property of the Company or any affiliate in Manager's possession, custody or control.

                                   ARTICLE SIX
                   NON-COMPETE AND NON-SOLICITATION COVENANTS

6.01 Covenant Not to Compete. During the term of this Agreement and for a period of one year following the later of (i) the termination of Manager's employment for any reason or (ii) the last day of the term of the Agreement, Manager shall not, on behalf of herself or on behalf of another person, corporation, partnership, trust or other entity, within the counties of Coles, Moultrie, Douglas, Cumberland, Effingham, Champaign, Christian, Madison, Macon, Bond or Piatt, Illinois, or any other county in which the Company or any affiliate conducts business:

     (a) Directly or indirectly own, manage, operate, control, participate in the ownership, management, operation or control of, be connected with or have any financial interest in, or serve as an officer, employee, advisor, consultant, agent or otherwise to any person, firm, partnership, corporation, trust or other entity which owns or operates a business similar to that of the Company or its affiliates.

     (b) Solicit for sale, represent, and/or sell Competing Products to any person or entity who or which was the Company's customer or client during the last year of Manager's employment. "Competing Products," for purposes of this Agreement, means products or services which are similar to, compete with, or can be used for the same purposes as products or services sold or offered for sale by the Company or any affiliate or which were in development by the Company or any affiliate within the last year of Manager's employment.

6.02  Covenant Not to Solicit.  For a period of one year  following the later of
(i) the termination of Manager's employment for any reason or (ii) the last day of the term of this Agreement, Manager shall not:

     (a) Attempt in any manner to solicit from any client or customer business of the type performed by the Company or any affiliate or persuade any client or customer of the Company or any affiliate to cease to do such business or to reduce the amount of such business which any such client or customer has customarily done or contemplates doing with the Company or any affiliate, whether or not the relationship between the Company or affiliate and such client or customer was originally established in whole or in part through Manager's efforts.

     (b) Render any services of the type rendered by the Company or any affiliate for any client or customer of the Company.

     (c) Solicit or encourage, or assist any other person to solicit or encourage, any employees, agents or representatives of the Company or an affiliate to terminate or alter their relationship with the Company or any affiliate.

     (d) Do or cause to be done, directly or indirectly, any acts which may impair the relationship between the Company or any affiliate with their respective clients, customers or employees.

                                  ARTICLE SEVEN
                                    REMEDIES

Manager acknowledges that compliance with the provisions of Articles Five and Six herein is necessary to protect the business, goodwill and proprietary information of the Company and that a breach of these covenants will irreparably and continually damage the Company for which money damages may be inadequate. Consequently, Manager agrees that, in the event that she breaches or threatens to breach any of these provisions, the Company shall be entitled to both (a) a temporary, preliminary or permanent injunction in order to prevent the continuation of such harm; and (b) money damages insofar as they can be determined. In addition, the Company will cease payment of all compensation and benefits under Articles Three and Four hereof. In the event that any of the provisions, covenants, warranties or agreements in this Agreement are held to be in any respect an unreasonable restriction upon Manager or are otherwise invalid, for whatsoever cause, then the court so holding shall reduce, and is so authorized to reduce, the territory to which it pertains and/or the period of time in which it operates, or the scope of activity to which it pertains or effect any other change to the extent necessary to render any of the restrictions of this Agreement enforceable. ARTICLE EIGHT MISCELLANEOUS

8.01 Successors and Assignability.

     (a) No rights or obligations of the Company under this Agreement may be assigned or transferred except that the Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

     (b) No rights or obligations of Manager under this Agreement may be assigned or transferred by Manager other than her rights to payments or benefits hereunder which may be transferred only by will or the laws of descent and distribution.

8.02 Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and may not be modified except in writing by the parties hereto; provided, however, that any amendment or modification that the Company in its sole discretion deems necessary to comply with the American Jobs Creation act, and regulations promulgated thereunder, shall not require the consent of Manager as long as such amendment or modification does not reduce the absolute dollar amount of benefits payable hereunder. Furthermore, the parties hereto specifically agree that all prior agreements, whether written or oral, relating to Manager's employment by the Company shall be of no further force or effect from and after the date hereof.

8.03 Severability. If any phrase, clause or provision of this Agreement is deemed invalid or unenforceable, such phrase, clause or provision shall be deemed severed from this Agreement, but will not affect any other provisions of this Agreement, which shall otherwise remain in full force and effect. If any restriction or limitation in this Agreement is deemed to be unreasonable, onerous or unduly restrictive, it shall not be stricken in its entirety and held totally void and unenforceable, but shall be deemed rewritten and shall remain effective to the maximum extent permissible within reasonable bounds.

8.04 Controlling Law and Jurisdiction. This Agreement shall be governed by and interpreted and construed according to the laws of the State of Illinois. The parties hereby consent to the jurisdiction of the state and federal courts in the State of Illinois in the event that any disputes arise under this Agreement.

8.05 Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given; (b) on the day after delivery to an overnight courier service; (c) on the day of transmission if sent via facsimile to the facsimile number given below; or (d) on the third day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

         If to Manager:          Kelly A. Downs
                                 1 Hance Drive
                                 Charleston, IL 61920

         If to the Company:      First Mid-Illinois Bancshares, Inc.
                                 1515 Charleston Avenue
                                 Mattoon, Illinois 61938
                                 Facsimile: 217-258-0485

                                 Attention: Chairman and Chief Executive Officer

Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                  FIRST MID-ILLINOIS BANCSHARES, INC.


                                  By:  /s/ William S. Rowland
                                       William S. Rowland

                                  Title: Chairman and Chief Executive Officer



                                  MANAGER:

                                  /s/ Kelly A. Downs
                                  Kelly A. Downs

12/14/04